MFS(R)/ SUN LIFE SERIES TRUST

                              MID CAP GROWTH SERIES

                              NEW DISCOVERY SERIES

                      Supplement to the Current Prospectus

Effective June 12, 2002, the Portfolio Manager section of the prospectus for each of the series listed above is hereby restated as follows:

The Mid Cap Growth Series is managed by a team of portfolio managers comprised of David Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman. These individuals have each been a portfolio manager of the series since: Mr. Sette-Ducati - March 2001 and Mr. Fischman - April 2002 and they have been employed in the MFS investment management area since: Mr. Sette-Ducati - 1995 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.

The New Discovery Series is managed by a team of portfolio managers comprised of: Donald F. Pitcher, Jr., an MFS enior Vice President, and Robert A. Henderson, an MFS Vice President. These individuals have each been a portfolio manager of the series since: Mr. Pitcher - June 2002 and Mr. Henderson - April 2002 and they have been employed in the MFS investment management area since:
Mr. Pitcher - 1971 and Mr. Henderson - 1996.

Members of the team may change from time to time, and a current list of team members is available by calling MFS or by visiting the MFS website at www.mfs.com.


                  The date of this Supplement is June 26, 2002